UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2006

ALTUS EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31444
(Commission File Number)

98-0361119
(IRS Employer Identification No.)

5868 Westheimer Road, Suite 308, Houston, Texas 77057
(Address of principal executive offices and Zip Code)

713.222.0336
Registrant's telephone number, including area code

100-8900 Germantown Road, Olive Branch, Mississippi 38654
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 29, 2006, Registrant changed its address of the principal executive office to: 5868 Westhiemer Road, Suite 308, Houston, Texas 77057 and its telephone number to: (713) 222-0336

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS EXPLORATIONS INC.

/s/ Greg A. Thompson
By: Greg A. Thompson
Director, President and Secretary
Date: November 30, 2006